Fees Summary	Jul. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 102,500,000
Previously Paid Amount	0
Total Fee Amount	15,692.75
Total Offset Amount	0
Net Fee	$ 15,692.75